SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549

                                      FORM 8-K


                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                               Securities Exchange Act


            Date of Report (Date of Earliest event reported): May 31, 1995


                            SANTA FE PACIFIC CORPORATION
               (Exact Name of Registrant as Specified in Its Charter)



                                       Delaware
                   (State or Other Jurisdiction of Incorporation)


                        1-8627                              36-3258709
              (Commission File Number)                   (I.R.S. Employer
                                                        Identification No.)






                1700 East Golf Road, Schaumburg, Illinois   60173-5860
                (Address of Principal Executive Offices)   (Zip Code)



                                   (708) 995-6000
                (Registrant's Telephone Number, Including Area Code)



                                  (Not Applicable)
            (Former Name or Former Address, If Changed Since Last Report)


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                      INFORMATION TO BE INCLUDED IN THE REPORT


          Item 5.   Other Events.

               On May 31, 1995, the Court of Chancery for the State of Delaware entered an order dismissing a class action lawsuit, IN RE SANTA FE PACIFIC CORPORATION SHAREHOLDER LITIGATION, C. A. No. 13587, purportedly filed on behalf of Santa Fe Pacific Corporation ("SFP") stockholders against SFP, the individual members of the SFP Board of Directors, and Burlington Northern Inc. ("BNI") in connection with the proposed merger of SFP and BNI. The court granted motions to dismiss filed by SFP and BNI, finding that the lawsuit failed to state claims upon which relief could be granted. On June 2, 1995, the plaintiffs appealed the dismissal order to the Delaware Supreme Court.



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                                     SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SANTA FE PACIFIC CORPORATION
                                            (Registrant)



          Date: June 5, 1995                By:  /s/ Thomas N. Hund
                                            ------------------------------
                                            (Signature)
                                            Thomas N. Hund
                                            Vice President and Controller



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